AMENDMENT NO. 1 TO
TERM LOAN AGREEMENT
AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, dated as of September 30, 2024 (this “Amendment”), is made by and among THE AES CORPORATION, a Delaware corporation (the “Borrower”), the banks and other financial institutions parties to the Term Loan Agreement referred to below (collectively, the “Lenders”) and SUMITOMO MITSUI BANKING CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Term Loan Agreement (as defined below).
PRELIMINARY STATEMENTS:
(1)The Borrower, the Lenders and the Agent have entered into a Term Loan Agreement, dated as of September 30, 2022 (the “Term Loan Agreement”).
(2)The Borrower and the Lenders have agreed to amend the Term Loan Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:
SECTION a.Amendments to Term Loan Agreement
. The Term Loan Agreement is, effective on and as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
(a) The definition of the term “Maturity Date” in Section 1.01 of the Term Loan Agreement is hereby amended and restated in full to read as follows:
“Maturity Date” means the earlier to occur of (i) December 31, 2024, and (ii) the date of acceleration of the Advances pursuant to Section 6.02 hereof; provided that, if such earlier date is not a Business Day, the Maturity Date means the Business Day next preceding such earlier date.
SECTION a.Conditions of Effectiveness
. This effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:
(i)The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders; and
(ii)The following statements shall be true (and execution of this Amendment by the Borrower shall constitute a representation and warranty by the Borrower that on the date hereof such statements are true):
(i)The representations and warranties contained in Section 4.01 of the Term Loan Agreement are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct in all respects on the date hereof or on such earlier date, as the case may be; and
(ii)No event has occurred and is continuing, or would result from the execution and delivery of this Amendment that constitutes an Event of Default or would constitute an Event of Default with notice or lapse of time or both.

SECTION a.Reference to and Effect on the Term Loan Agreement and the other Loan Documents
. (a) On and after the effectiveness of this Amendment, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in each of the other Loan Documents to “the Term Loan Agreement”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Amendment.
(i)The Term Loan Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(ii)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under Term Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision hereof or thereof.
1.This Amendment constitutes a “Loan Document” for all purposes under the Term Loan Agreement.
2.This Amendment is subject to the provisions of Section 8.01 of the Term Loan Agreement.
1.Costs, Expenses
. The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Term Loan Agreement.
1.Execution in Counterparts
. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
1.Governing Law
. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE AES CORPORATION
By: Name:
Title:
SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent and as Lender

By: Name:
Title:
MUFG BANK, LTD., as Lender
By: Name:
Title:
THE BANK OF NOVA SCOTIA, as Lender
By: Name:
Title: